Exhibit 99.1

MaxLinear Announces Expiration of Hart-Scott-Rodino Waiting Period for Proposed Acquisition of Silicon Motion

Carlsbad, CA – June 28, 2022 – MaxLinear, Inc. (NASDAQ: MXL) today announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), with respect to the previously announced agreement under which MaxLinear will acquire Silicon Motion Technology Corporation (NASDAQ: SIMO) in a cash and stock transaction in which each American Depositary Share (ADS) of Silicon Motion Technology Corporation, which represents four ordinary shares of Silicon Motion Technology Corporation, will receive $93.54 in cash and 0.388 shares of MaxLinear common stock, and each ordinary share of Silicon Motion Technology Corporation will receive $23.385 in cash and 0.097 shares of MaxLinear common stock.

The expiration of the HSR waiting period occurred at 11:59 p.m. ET on June 27, 2022, which was a condition to the closing of the pending transaction. The closing of the transaction is subject to the satisfaction of the remaining customary closing conditions, including approval by Silicon Motion Technology Corporation’s shareholders and the receipt of regulatory approval in the People’s Republic of China, among other things.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based on Silicon Motion Technology Corporation’s (“Silicon Motion”) and MaxLinear, Inc.’s (“MaxLinear”) current expectations, estimates and projections about the proposed transaction and the potential benefits thereof, their businesses and industry, management’s beliefs and certain assumptions made by Silicon Motion and MaxLinear, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the proposed transaction on anticipated terms and timing, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies for the management, expansion and growth of Silicon Motion’s and MaxLinear’s businesses and other conditions to the completion of the transaction; (ii) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, including the receipt by Silicon Motion of an unsolicited proposal from a third party; (iii) failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or integrating the businesses of Silicon Motion and MaxLinear; (iv) the impact of the COVID-19 pandemic and related private and public sector measures on Silicon Motion’s and MaxLinear’s business and general economic conditions; (v) risks associated with the recovery of global and regional economies from the negative effects of the COVID-19 pandemic and related private and public sector measures; (vi) Silicon Motion’s and MaxLinear’s abilities to implement their business strategies; (vii) pricing trends, including Silicon Motion’s and MaxLinear’s abilities to achieve economies of scale; (viii) potential litigation relating to the proposed transaction that could be instituted against Silicon Motion, MaxLinear or their respective directors; (ix) the risk that disruptions from the proposed transaction will harm Silicon Motion’s or MaxLinear’s businesses, including current plans and operations; (x) the ability of Silicon Motion or MaxLinear to retain and hire key personnel; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xii) uncertainty as to the long-term value of MaxLinear common stock; (xiii) legislative, regulatory and economic developments affecting Silicon Motion’s and MaxLinear’s businesses; (xiv) general economic and market developments and conditions; (xv) the evolving legal, regulatory and tax regimes under which Silicon Motion and MaxLinear operate; (xvi) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect Silicon Motion’s and/or MaxLinear’s financial performance; (xvii) restrictions during the pendency of the proposed transaction that may impact Silicon Motion’s or MaxLinear’s ability to pursue certain business opportunities or strategic transactions; (xviii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Silicon Motion’s and MaxLinear’s responses to any of the aforementioned factors; (xix) geopolitical conditions, including trade and national security policies and export controls and executive orders relating thereto, and worldwide government economic policies, including trade relations between the United States and China and the military conflict in Ukraine and related sanctions against Russia and Belarus; (xx) Silicon Motion’s ability to provide a safe working environment for employees during the COVID-19 pandemic or any other public health crises, including pandemics or epidemics; and (xxi) failure to receive the approval of the shareholders of Silicon Motion. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus to be filed by MaxLinear with the SEC and provided by Silicon Motion to its security holders in connection with the proposed transaction. While the list of factors presented here is, and the list of factors presented in the proxy statement/prospectus will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on Silicon Motion’s or MaxLinear’s consolidated financial condition, results of operations, or liquidity. Neither Silicon Motion nor MaxLinear assumes any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

Additional Information and Where to Find It

This press release is being made in respect of a proposed business combination involving MaxLinear and Silicon Motion. In connection with the proposed transaction, MaxLinear has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that will include a proxy statement of Silicon Motion and a prospectus of MaxLinear. The information in the proxy statement/prospectus is not complete and may be changed. When the proxy statement/prospectus is finalized, it will be sent to the shareholders of Silicon Motion seeking their approval of their transaction-related proposals.

MaxLinear may not sell the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The proxy statement/prospectus and this communication are not offers to sell MaxLinear securities, are not soliciting an offer to buy MaxLinear securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval.

MAXLINEAR AND SILICON MOTION URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, WHICH WILL BE PROVIDED TO SILICON MOTION SECURITY HOLDERS AND OTHER DOCUMENTS PROVIDED TO SILICON MOTION SECURITY HOLDERS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders are able to obtain the Registration Statement on Form S-4 free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by MaxLinear (when they become available) may be obtained free of charge on MaxLinear’s website at www.maxlinear.com or by contacting MaxLinear’s Investor Relations Department at IR@MaxLinear.com. Copies of documents filed or furnished by Silicon Motion (when they become available) may be obtained free of charge on Silicon Motion’s website at https://www.siliconmotion.com or by contacting Silicon Motion’s Investor Relations Department at IR@siliconmotion.com.

About MaxLinear, Inc.

MaxLinear, Inc. (NASDAQ: MXL) is a leading provider of radio frequency (RF), analog, digital and mixed-signal integrated circuits for access and connectivity, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.

MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.

MaxLinear, Inc. Investor Relations Contact:

Leslie Green

Tel: +1 650-312-9060

lgreen@maxlinear.com